VistaGen®
Therapeutics

Annual Meeting of Stockholders

September 14, 2018

www.vistagen.com

Nasdaq: VTGN

DEVELOPING NEW GENERATION MEDICINES FOR DEPRESSION AND OTHER CNS DISORDERS

Overview

NASDAQ: VTGN

- Focused on CNS diseases and disorders with high unmet need
- AV-101, in Phase 2, with potential to be the first oral new generation NMDA receptor modulator for at home treatment of Major Depressive Disorder
- PH94B, entering Phase 3, with potential to be the first acute (as-needed) treatment of Social Anxiety Disorder
- VistaStem, with potential for regenerative medicine and drug recue

Pipeline

VistaGen Therapeutics

Product Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
AV-101	Major Depressive Disorder (Inadequate Response to SSRIs/SNRIs)	VTGN ELEVATE Study			
	Major Depressive Disorder (Treatment-resistant)	U.S. National Institute of Mental Health Study			
	Suicidal Ideation	Baylor/VA First-Step Study			
	Neuropathic Pain	VTGN Phase 2 IND authorized			
	Parkinson's Disease Levodopa-Induced Dyskinesia	VTGN Phase 2 IND in process			
	Epilepsy*				
	Huntington's Disease*				
PH94B	Social Anxiety Disorder (PRN treatment)				

*Next steps TBD

AV-101

Major Depressive Disorder

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

Depression in the U.S.

VistaGen Therapeutics

1 in 4 women **1 in 6 men**

diagnosed with depressive disorders

1 in 8

age 12 and over takes an antidepressant[1]

U.S. DRUG-TREATED DEPRESSION MARKET IS LARGE WITH HIGH UNMET NEED[2,3]

11.6M
U.S. Drug-Treated MDD Patients

7.3M
Inadequate response to 1st Line antidepressant

63% treated with 2nd Line antidepressant

5.1M
Treatment-resistant after 2nd line antidepressant

44% treatment-resistant after 2nd Line antidepressant

1: CDC – NCHS – National Center for Health Statistics, August 2017; 2: Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study), 3: Decision Resources 2016

Current Depression Drugs Fall Short for Millions of Patients

VistaGen® Therapeutics

Current Antidepressants

PROZAC fluoxetine hydrochloride | Zoloft (sertraline HCl) | Cymbalta duloxetine HCl

- **Often do not work**
  - First antidepressant effective in only 1 of 3 patients
- **Slow to work**
  - May take 4 to 6 weeks for antidepressant effects
- **Numerous side effects**
  - Anxiety, sexual dysfunction, insomnia, fatigue

Current Adjunctive Antipsychotics

ABILIFY (aripiprazole) | REXULTI brexpiprazole tablets | Seroquel

- **Often do not work**
  - Only 10 to 20% of patients respond
- **Safety concerns**
  - "Black Box" warnings
- **Numerous side effects**
  - Weight gain, akathisia, tardive dyskinesia

Current Depression Drug Treatment Paradigm

VistaGen® Therapeutics

FIRST LINE

SSRI/SNRI
4-6 Weeks or more

SECOND LINE

SSRI/SNRI
4-6 Weeks or more

THIRD LINE

SSRI/SNRI
4-6 Weeks or more

PROZAC fluoxetine hydrochloride
Cymbalta duloxetine HCl
Zoloft (sertraline HCl)
Pristiq desvenlafaxine
PAXIL paroxetine HCl
Lexapro
REMERON (mirtazapine) Tablets
Celexa

Antipsychotics

ABILIFY (aripiprazole)
REXULTI brexpiprazole tablets
Seroquel

VistaGen Therapeutics

First Goal for AV-101

REPLACE ANTIPSYCHOTICS IN THE DEPRESSION DRUG TREATMENT PARADIGM

FIRST LINE
SSRI/SNRI
4-6 Weeks or more

SECOND LINE
SSRI/SNRI
4-6 Weeks or more

THIRD LINE
SSRI/SNRI
4-6 Weeks or more

AV-101

Antipsychotics

The Ketamine Story: Breakthrough Shift in Depression Treatment Paradigm


Ketamine HCl
Injection, USP

FUNDAMENTALLY DIFFERENT MOA

- FDA-approved anesthetic
- NMDAR antagonist
- Works on a different neurotransmitter than current drugs
- IV only (intranasal spray in Phase 3)
- Must be given in a medical setting

FASTER-ACTING THAN ALL CURRENT DRUGS

"[K]etamine, given intravenously, might be the most important breakthrough in antidepressant treatment in decades."

Thomas Insel

Former Director, U.S. National Institute of Mental Health[1]

SIDE EFFECTS & SAFETY CONCERNS

- DEA Schedule III Drug
- Risk of Abuse
- Dissociation
- Hallucinations
- Confusion
- Dizziness
- Increased BP

1: http://www.nimh.nih.gov/about/director/2014/ketamine.shtml

Ketamine offers new hope, but is it a long-term solution?


"Club Drug Ketamine Provides Hope in Fight Against Depression"
TIME
"Drugs to Lift Depression in Hours Rather Than Weeks"
THE WALL STREET JOURNAL.

www.vistagen.com

VistaGen® Therapeutics

AV-101
A New Generation Antidepressant Candidate



- ✓ Oral NMDA receptor GlyB antagonist
- ✓ Ketamine-like antidepressant effects
- ✓ No ketamine-like side effects
- ✓ Different from all FDA-approved antidepressants



- Very well-tolerated in NIH-funded safety studies
- Three clinical studies currently underway
- Potential for transformative results in 2019


O
NH2
OH
O
Cl
NH2

AV-101's Mechanism of Action

VistaGen Therapeutics

Classic NMDA Receptor Channel-Blocking Antagonists

Ketamine, PCP, Lanicemine



Ketamine blocks the ion channel of the NMDA receptor

AV-101's Active Metabolite (7-Cl-KYNA)

(full antagonist)

AV-101 does not block NMDA receptor activity, it inhibits it



http://www.vistagen.com/news-media/multimedia/video/535/av-101-mechanism-of-action-video

AV-101 vs. Ketamine in Published Preclinical Studies

VistaGen® Therapeutics



Rapid-acting Antidepressant Effects	AV-101	Ketamine
Forced-swim	EQUIVALENT	
Tail-suspension	EQUIVALENT	
Learned-helplessness	EQUIVALENT	
Novelty-suppressed feeding	EQUIVALENT	

"Our results highlight the potential of 4-Cl-KYN as a next-generation, rapid-acting antidepressant medication, with a safer side-effect profile than ketamine[1]."

Negative Side Effects	AV-101	Ketamine
Abusive potential	No	Yes
Hyper movement	No	Yes
Movement sensitization	No	Yes
Circling and rearing	No	Yes
Sensory-motor gating	No	Yes

1. Zanos, P., et al. (2015). "The Prodrug 4-Chlorokynurenine Causes Ketamine-Like Antidepressant Effects, but Not Side Effects, by NMDA/GlycineB-Site Inhibition." J Pharmacol Exp Ther 355(1): 76-85.

NIMH Phase 2 Clinical Study

AV-101 for Major Depressive Disorder

National Institute of Mental Health

Principal Investigator: Dr. Carlos Zarate, Jr., National Institute of Mental Health

- NIH-funded
- Monotherapy for treatment-resistant depression
- Oral dose, once per day for 14 days
- Target enrollment = ca. 20 adults
- Completion anticipated 2H 2018; topline results anticipated 1H 2019

Primary Endpoint:

Safety and efficacy using standard Hamilton Rating Scale (HDRS)

Secondary Endpoints:

Change from baseline in widely-accepted measures of mood, depression and cognition

ELEVATE Phase 2 Clinical Study

AV-101 for Major Depressive Disorder

VistaGen Therapeutics

Principal Investigator: Dr. Maurizio Fava, Harvard Medical School

- VistaGen-funded
- Adjunctive therapy for inadequate response to current antidepressants
- Oral dose, once per day for 14 days
- Target enrollment = ca. 180 patients
- Completion and topline results anticipated 1H 2019

Primary Endpoint:

50% Decrease on Montgomery-Asberg Depression Rating Scale (MADRS)

Secondary Endpoints:

Additional widely-accepted measures of mood, depression and cognition

VistaGen® Therapeutics

Additional Goals for AV-101 in Depression

1. Prevent relapse following ketamine therapy
2. Stand alone, first line oral therapy


Ketamine HCl
Injection, USP
500 mg per 10 mL*
(50 mg/mL)



NEXT STEPS

Phase 2 studies of AV-101 following ketamine therapy and as a stand alone, at-home first-line therapy

AV-101

Additional Opportunities

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

Baylor/VA Phase 1 Clinical Study

AV-101 for Suicidal Ideation

U.S. Department of Veterans Affairs

Baylor College of Medicine

VistaGen Therapeutics

Principal Investigator: Dr. Marijn Lijffijt, Baylor College of Medicine

- First-step study to test anti-suicidal effects of AV-101 in healthy volunteer U.S. Military Veterans
- Completion anticipated end of 2H 2018; topline results anticipated 1H 2019
- Proposed next step is a Phase 2 study in U.S. Military Veterans in 2H 2019

Primary Objectives:
Define neurophysiological markers and further evaluate safety and tolerability

Secondary Objectives:
Assess clinical chemistry measurements and change in blood plasma concentration of QA and KA

VistaGen Therapeutics

AV-101 for Neuropathic Pain

New Oral, Non-opioid, Non-addictive, Non-sedating Treatment Option


The Journal of Pain
4.519

Preclinical data, together with successful Phase 1 safety studies, support a Phase 2a clinical study to assess AV-101's potential as a new generation neuropathic pain treatment alternative to gabapentin and pregabalin.

NEXT STEP

Phase 2 study of AV-101 vs placebo in patients with neuropathic pain

1. Yaksh, T.L., et al. (2017). "Characterization of the Effects of L-4-Chlorokynurenine on Nociception in Rodents." The Journal of Pain 18: 1184-1196.

VistaGen Therapeutics

AV-101 for Parkinson's Dyskinesia

New Option to Reduce Dyskinesia Associated with L-DOPA Therapy

Levodopa-induced dyskinesia occurs in 80% of patients with PD after 5-10 years


NDC 62756-517-88
Carbidopa and Levodopa
Tablets, USP
10 mg/100 mg
Rx only
100 TABLETS

Preclinical data in monkey models, together with successful Phase 1 safety studies, support a Phase 2a clinical study to assess AV-101's potential as a new generation PD LID treatment alternative to amantadine

NEXT STEP

Phase 2 study of AV-101 vs placebo in Parkinson's patients

PH94B

Social Anxiety Disorder

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

www.vistagen.com

VistaGen Therapeutics

Social Anxiety Disorder (SAD)

Social Phobia - more than just shyness

Social anxiety disorder (SAD) is an intense, irrational, and persistent fear of being scrutinized or negatively evaluated by other people

SAD has a considerable impact on patients' lives, with lost opportunities, increased depression, alcoholism etc.

Physical symptoms: sweating, racing heart, blushing, trembling, dizziness

12%

of U.S. population may experience SAD sometime in their lives

8%

of U.S. population suffer from SAD in a given year

SAD often starts in adolescence

SAD can be "situational" such as performing in front of an audience, or "generalized," a much more debilitating condition that can provoke anxiety in almost every situation

VistaGen Therapeutics

Current Pharmacological Treatments for SAD

FDA-approved

- Antidepressants
  - SSRIs such as paroxetine and sertraline and SNRIs such as venlafaxine
    - × Take weeks to months to work and may worsen anxiety initially
    - × Many patients are reluctant to take long-term, daily SSRIs or SNRIs with significant side effects for a disorder that may be situational

Off-label

- Benzodiazepines such as alprazolam (Xanax)
  - × Addiction
  - × Tolerance
  - × Sedation
  - × Cognitive impairment
- Beta blockers such as propranolol
  - May relieve physical symptoms such as racing heart etc.

PH94B
A Novel, Rapid-Acting, On-Demand Treatment for SAD





- ✓ Nasal spray
- ✓ As-needed (PRN) administration
- ✓ Works in minutes
- ✓ Non-sedating
- ✓ Non-addictive

- Very well-tolerated in Phase 1 and Phase 2 clinical studies
- No systemic exposure
- No toxicity
- Phase 3-ready


PH94B
HO

VistaStem

Regenerative Medicine and Drug Rescue

www.vistagen.com

VistaGen® Therapeutics

Nasdaq: VTGN

VistaGen Therapeutics

VistaStem Therapeutics

Stem cell technology for regenerative medicine and drug rescue

- Wholly-owned subsidiary
- Participant in FDA's Comprehensive *in vitro* Proarrhythmia Assay (CiPA) initiative focused on next generation, stem cell-based predictive cardiac toxicology screening for drug development and drug rescue
- Exclusive license of cardiac stem cell technology to BlueRock Therapeutics for development and commercialization of regenerative medicine and cellular therapies to treat heart disease
- Potential for additional regenerative medicine collaborations regarding blood, chondrocyte and liver cells

BAYER | VERSANT ventures | BlueRock Therapeutics | FDA | CiPA

Regenerative Medicine Opportunities

VistaGen Therapeutics


Cell-based
Therapeutic
Opportunities

Cardiovascular disease
- Cardiac infarction
- Coronary heart disease
- LICENSED

Hematopoiesis (Blood) disease
- Cancer therapies
- Bone marrow replacement
- Immune enhancement
- AVAILABLE FOR LICENSE

Liver disease
- Acute liver failure
- Chronic hepatitis C
- Fatty liver disease
- Drug-induced liver failure
- AVAILABLE FOR LICENSE

Joint disease
- Arthritis
- Joint repair
- Non-union bone repair
- AVAILABLE FOR LICENSE

VistaGen Summary

NASDAQ: VTGN

VistaGen Therapeutics

Clinical stage, focused on multiple CNS markets with high unmet need

AV-101 and PH94B have potential to drive paradigm shifts in treatment of depression, pain, suicidal ideation and social anxiety disorder

VistaStem, potential for novel regenerative medicine and drug rescue

Multiple clinical and corporate catalysts within 12 to 18 months

VistaGen®
Therapeutics

www.vistagen.com

Thank you for your support!

Nasdaq: VTGN